15

                       Community Trust Bancorp, Inc.

                           208 North Mayo Trail
                         Pikeville, Kentucky 41501

                              PROXY STATEMENT

                      Annual Meeting of Shareholders
                         to be held April 28, 1998

                               INTRODUCTION

       This Proxy Statement and accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Community Trust Bancorp, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 28, 1998, at 5:30 p.m. (EDT), at the Pikeville High School Auditorium, North Mayo Trail, Pikeville, Kentucky, and any adjournments thereof. A copy of the Company's 1997 Annual Report to Shareholders and Form 10-K accompanies this Proxy Statement.

      The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited in person, by telephone and other means of communication by directors, officers, and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them, and will pay the reasonable expenses of such persons for forwarding such materials. This Proxy Statement and the accompanying proxy are first being mailed or given to shareholders of the Company on or about March 30, 1998.

                     RECORD DATE AND VOTING SECURITIES

      The Common Stock of the Company ("Common Stock") is the only class of outstanding voting securities. Only holders of Common Stock of record at the close of business on February 28, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 10,062,487 shares of Common Stock outstanding. With respect to the election of directors, shareholders have cumulative voting rights. Accordingly, each shareholder will have the right to cast as many votes in the aggregate as equals the number of shares of Common Stock held by the shareholder multiplied by the number of directors to be elected at the Annual Meeting. Each shareholder may cast all of his or her votes for one candidate, or distribute such votes among two or more candidates. Shareholders will be entitled to one vote for each share of Common Stock held of record on the Record Date with regard to any other matters that properly come before the Annual Meeting or any adjournment thereof.

      Each proxy, unless the shareholder otherwise specifies, will be voted in favor of the election of the nine nominees for director named herein. Where a shareholder has appropriately specified how the proxy is to be voted, it will be voted accordingly. As to any other matter which may properly be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. A shareholder may revoke his or her proxy at any time prior to its exercise. Revocation may be effected by written notice to the Company, by a subsequently dated proxy received by the Company, or by oral revocation in person at the Annual Meeting or any adjournment thereof, or by voting in person at the Annual Meeting or any adjournment thereof.

      A majority of the outstanding shares present in person or by proxy is required to constitute a quorum to transact business at the Annual Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

                          PRINCIPAL SHAREHOLDERS

      The following table sets forth information as to each shareholder known by the Company to beneficially own more than five percent of the Common Stock as of the Record Date.

          Beneficial Owners                   Amount and Nature        Percent
          Name and Address                 of Beneficial Ownership    of Class
          Trust Company of Kentucky, NA           915,459 (1)            9.1%
          as Fiduciary
          100 East Vine St., Suite 400
          Lexington, Kentucky  40507

(1) The shares indicated are held by Trust Company of Kentucky, NA. a subsidiary of the Company, in fiduciary capacities as trustee, executor, agent or otherwise. Of the shares indicated, Trust Company has sole voting rights with respect to 164,046 shares, shared voting rights with respect to 26,724 shares and no voting rights with respect to 672,233 shares. Trust Company has shared investment power with respect to 52,456 shares and sole investment power with respect to 863,003 shares.


                           ELECTION OF DIRECTORS

      The Company's directors are elected at each annual meeting of the shareholders and hold office until the next election of directors or until their successors are duly elected and qualify. The persons named below, all of whom currently serve as directors of the Company, have been nominated for election to serve until the 1999 Annual Meeting of Shareholders. The following table sets forth certain information respecting the persons nominated to be directors of the Company:

                                                                       Amount and
                              Positions                                Nature of
                              and           Director  Principal        Beneficial      Percent
Name and Age (1)              Offices*      Since     Occupation(2)    Ownership (3)  of Class
Charles J. Baird; 48          Director       1988     Baird, Baird,       79,706 (5)     (4)
                                                      Baird & Jones,
                                                      P.S.C., Attorneys

Burlin Coleman; 68            Chairman of    1980     Chairman of Board  435,195 (6)     4.3%
                              Board of                of Directors,
                              Directors,              President & CEO -
                              President &             Community Trust
                              CEO                     Bancorp, Inc.

Nick A. Cooley; 64            Director       1980     President - Unit    34,809         (4)
                                                      Coal Corporation

William A. Graham, Jr.; 61    Director       1990     Chairman of the    113,304 (7)     1.3%
                                                      Advisory Board -
                                                      Fleming County
                                                      Region - Community
                                                      Trust Bank, NA

Jean R. Hale; 51              Executive VP,  1993     President & CEO -   49,758 (8)     (4)
                              Secretary &             Community Trust
                              Director                Bank, NA

                                          2

Brandt Mullins; 70            Vice Chairman  1980     Retired President - 48,275 (9)     (4)
                              & Director              Community Trust
                                                      Bank, NA

M. Lynn Parrish; 48           Director       1993     President - Knott   60,600 (10)    (4)
                                                      Floyd Land Co., Inc.

Ernest M. Rogers; 70          Director       1980     President and       54,756 (11)    (4)
                                                      General Manager
                                                      Rogers Petroleum
                                                      Services, Inc.

Porter Welch; 72              Director       1995     Chairman of the     43,178 (12)    (4)
                                                      Advisory Board -
                                                      Woodford County
                                                      Region - Community
                                                      Trust Bank, NA

                    All directors and executive officers as a group      938,056 (13)    9.3%
                    (14 in number, including the above named individuals)

   *   Burlin  Coleman  is also a director of  Community  Trust  Bank,  NA,
Community Trust Bank, FSB and Trust Company of Kentucky, NA.  Jean Hale  is
also  a director of Community Trust Bank, NA and Trust Company of Kentucky,
NA.
<fn1>
  (1) The ages listed are as of February 28, 1998.
<fn2>
  (2) Each of the nominees has been engaged in the principal occupation specified above for five years or more.
<fn3>
  (3) Under the rules of the Securities and Exchange Commission, a person is deemed to beneficially own a security if the person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security.  A person is also deemed to beneficially own any shares which that person has the right to acquire beneficial ownership within sixty days.  Shares of Common Stock subject to options exercisable within sixty days are deemed outstanding for computing the percentage of class of the person holding such options but are not deemed outstanding for computing the percentage of class for any other person.  Unless otherwise indicated, the named persons have sole voting and investment power with  respect to shares held by them.
<fn4>
  (4) Less than 1 percent.
<fn5>
  (5) Includes 39,706 shares in trust for W. J. Baird's grandchildren over which Mr. Baird is trustee with the power to vote and invest such shares.
<fn6>
  (6) Includes the following shares beneficially owned by Burlin Coleman:
      279,036 shares held in trust over which Mr. Coleman has sole voting and investment power; 59,398 shares in which Mr. Coleman shares voting power pursuant to a power of attorney; 434 shares held directly by  Mr. Coleman; and 96,327 shares held in KSOP which Mr. Coleman  has the power to vote.  Excludes 9,647 shares held by Mr. Coleman's wife, over which Mr. Coleman has no voting or investment power.
<fn7>
  (7) Includes 7,499 shares that Mr. Graham may acquire pursuant to options exercisable within sixty days of the Record Date and 1,973 shares held in the KSOP, which Mr. Graham has the power to vote.
<fn8>
  (8) Includes 14,314 shares which Mrs. Hale may acquire pursuant to options exercisable within sixty days of the Record Date and 15,745 shares held in the KSOP, which Mrs. Hale has the power to vote.
      Excludes 5,269 shares held by Mrs. Hale's husband, over which Mrs.
      Hale has no voting or investment power.
<fn9>
  (9) Includes 47,288 shares held in trust, which Mr. Mullins has the power to vote.  Excludes 20,153 shares held by Mr. Mullins' wife, over which Mr. Mullins has no voting or investment power.
<fn10>
  (10)Excludes 1,960 shares held by Mr. Parrish's wife as custodian for their minor child, over which Mr. Parrish has no voting or investment power.
                                      3

<fn11>
  (11)Excludes 17,244 shares held by Mr. Rogers' wife, over which Mr. Rogers has no voting or investment power.
<fn12>
  (12)Excludes 42,480 shares held by Mr. Welch's wife, over which Mr. Welch has no voting or investment power.
<fn13>
  (13)Includes 25,735 shares which may be acquired by all directors and executive officers as a group pursuant to options exercisable within sixty days of the Record Date.

      Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote for the election of each of the nominees listed above. All nominees have indicated a willingness to serve and the Company does not anticipate that any of the above nominees will decline or be unable to serve if elected as a director. However, in the event that one or more of such nominees is unable, unwilling or unavailable to serve, the persons named in the proxy shall have authority, according to their judgment, to vote for such substitute nominees as they, after consultation with the Company's Board of Directors, shall determine. If considered desirable, cumulative voting will be exercised by the persons named in the proxy to elect as many of such nominees as possible.

      The  following  persons  are executive officers  of  Community  Trust
Bancorp,  Inc.   They  are  not nominated to  serve  as  directors.   Their
security ownership is as follows:
                                                 Amount & Nature      ofPercent
Name              Position                    Beneficial Ownership    of Class

Richard M. Levy   Executive Vice President,         2,267 (2) (3)         (1)
                  Chief Financial Officer
                  and Treasurer

Mark Gooch        Executive Vice President          3,358 (4)             (1)

John Shropshire   Executive Vice President          3,982 (5)             (1)

Ralph Weickel     Executive Vice President          5,753 (6)             (1)

Ron Holt          Executive Vice President          3,115 (7)             (1)

(1) Less than 1 percent.
(2) Includes 1,140 shares held in KSOP, which Mr. Levy has the power to vote.
(3) Mr. Levy resigned for the offices of Chief Financial Officer, Treasurer and Executive Vice President of the Company effective February 3, 1998.
(4) Includes 707 share which Mr. Gooch may acquire pursuant to options exercisable within sixty days of the Record Date and 2,539 shares held in KSOP, which Mr. Gooch has the power to vote.
(5) Includes 3,300 shares held in IRA and 572 shares held in KSOP, which Mr. Shropshire has the power to vote.
(6) Includes 1,296 shares which Mr. Weickel may acquire pursuant to options exercisable within sixty days of the Record Date and 2,162 shares held in KSOP, which Mr. Weickel has the power to vote.
(7) Includes 1,316 shares which Mr. Holt may acquire pursuant to options exercisable within sixty days of the Record Date and 1,579 shares held in KSOP, which Mr. Holt has the power to vote.

               INFORMATION CONCERNING THE BOARD OF DIRECTORS

      Directors of the Company, who are not also officers of the Company, were paid $1,000 per meeting of the Board for 1997. Directors who are also officers of the Company did not receive additional compensation for serving as a director.

      The Board of Directors had eleven meetings during the 1997 fiscal year. The Board has among other committees, Audit and Asset Quality, Compensation and Directors Nominating Committees. Nick Cooley attended less than 75% of the meetings held.

     The Audit and Asset Quality Committee consists of Charles Baird, Nick Cooley, Porter Welch, Ernest M. Rogers and William A. Graham, Jr. The Audit and Asset Quality Committee met four times during 1997. The committee reviews and reports to the Board with respect to various auditing and accounting matters, including the appointment and performance of the independent auditors, the scope of audit procedures, general auditing policy matters and adequacy of internal controls.

      The Compensation Committee consists of Brandt Mullins, Ernest M. Rogers, Charles Baird and Nick Cooley. The Compensation Committee, which held two meetings during 1997, reviews the compensation practices of the Company and its subsidiaries.

     The Directors Nominating Committee consists of Burlin Coleman, Brandt Mullins, Charles Baird and Porter Welch. This committee did not meet in 1997.


              INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

      In the ordinary course of business, the Company, through its wholly-owned subsidiary commercial banks and savings bank, has in the past and expects to have in the future, banking transactions, including lending to its directors, officers, principal shareholders and their associates. When these banking transactions are credit transactions they are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of the Company's Board of Directors, such transactions do not involve more than the normal risk of collectibility or present any other unfavorable features.

      Mr. Charles Baird, a director of the Company, is a partner in Baird, Baird, Baird, & Jones, P.S.C., a law firm which provided services to the Company and its affiliates during 1997 and will be retained by the Company and its affiliates during the current fiscal year 1998. Approximately
$495,000 in legal fees were paid to Baird, Baird, Baird, & Jones during 1997.

          SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's executive officers and directors and persons who own more than ten percent (10%) of the Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") as well as to furnish the Company with a copy of such report (the Company is not aware of any beneficial owner of more than 10% of its Common Stock). Additionally, SEC regulations require the Company to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. There were no late filings of SEC Form 4 (statement of changes in beneficial ownership) during 1997.


            EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                      CHANGE-IN-CONTROL ARRANGEMENTS

      As of December 31, 1997, the Company had executed certain termination of employment and change-in-control agreements ("Severance Agreements") with Jean R. Hale, Richard M. Levy, Ronald M. Holt, Ralph Weickel and Mark Gooch. The Severance Agreements with Ms. Hale, Mr. Levy, Mr. Holt and Mr. Weickel were executed on January 23, 1996. The Severance Agreement with Mr. Gooch was executed on January 1, 1997. The Severance Agreements were effective for a term equal to the longer of three years or the covered period should a change-in-control of the Company occur during such three year period. The covered period during which the terms and conditions of the Severance Agreements are effective is the period of time following a change-in-control equal to (i) two years following the occurrence of the change-in-control in the event of an involuntary termination or a voluntary termination following a change in duties, or (ii) the thirteenth month following the change-in-control in the event of a voluntary termination not preceded by a change in duties.

      The Severance Agreements require the payment to the applicable named executive officer of a severance amount in the event of an involuntary or voluntary termination of employment after a change-in-control of the Company during the covered period. The severance amount payable under the Severance Agreement is equal to (i) 2.99 times the named executive officer's base annual salary in the event of involuntary termination, or
2.99 times the named executive officer's base annual salary in the event of a voluntary termination of employment preceded by a change in duties subsequent to a change-in-control of the Company, or (ii) 2.00 times the named executive officer's annual base salary in the event of a voluntary termination of employment not preceded by a change in duties subsequent to a change-in-control of the Company.

      A change-in-control has occurred when (i) any person, including a group under Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the owner of 30% or more of combined voting power of the Company's outstanding securities; (ii) as a result of, or in connection with, any tender offer, exchange offer, merger or other combination, sale of assets or contested election, the persons who were directors of the Company before such transaction(s) shall cease to constitute a majority of the Board of Directors of the Company or successor of the Company; (iii) a tender or exchange offer is made and consummated for the ownership of 30% or more of the combined voting power of the Company's outstanding voting securities;
(iv) the Company transfers substantially all of its assets to another corporation that is not a wholly-owned subsidiary of the Company.

                          EXECUTIVE COMPENSATION

      The following table sets forth the total annual compensation paid or accrued by the Company to or for the account of the Chief Executive Officer and each of the executive officers of the Company whose total cash compensation for the fiscal year ended December 31, 1997 exceeded $100,000.

                             SUMMARY COMPENSATION TABLE

                                        Annual                     Long-Term
                                     Compensation                Compensation

   Name and                        Salary  Bonus (1)   Options (2)      All Other
Principal Position         Year      ($)      ($)          (#)       Compensation (3) ($)
Burlin Coleman (4)         1997   180,000        0            0           11,150
President, Chief Executive 1996    24,231        0            0                0
Officer, and Director      1995         0        0            0                0

Jean R. Hale               1997   179,231        0       10,156            8,666
Executive Vice President,  1996   170,000   68,136       29,233           10,233
Secretary, and Director    1995   170,000   24,032        1,545           12,132

Richard M. Levy (5)        1997   136,000        0        8,565            6,938
Executive Vice President   1996   129,038   45,500       27,786            6,175
Chief Financial Officer    1995   104,807    8,312        1,500           21,357

Ronald M. Holt (6)         1997   136,000        0        8,565            8,404
Executive Vice President   1996   120,769   45,500       27,786           36,009
                           1995    80,385   13,341        1,000            6,726

Ralph Weickel (7)          1997   103,846        0        2,122            7,206
Executive Vice President   1996    93,462   14,997       22,000            8,338
                           1995    84,852    3,645        1,100            7,080

Mark Gooch (8)             1997   103,654        0       24,571           13,768
Executive Vice President   1996    69,092   22,280            0            6,988
                           1995    61,655        0            0            4,350

John Shropshire (9)        1997   100,385        0       24,424            6,805
Executive Vice President   1996    75,000        0            0                0
                           1995    52,290        0            0                0

<fn1>
 (1) Bonuses are paid under the senior management incentive plan, which is open to executive officers and affiliate CEO's.  Bonuses are based on earnings per share of the Company, with modifying factors which are different for each officer.  (See report of the Compensation Committee)
<fn2>
 (2) These options were granted under the 1989 Stock Option Plan (the "Option
     Plan").  The Option Plan permits the grant of options to employees  of the Company and its subsidiaries whose efforts contribute, or may be expected to contribute materially to the successful performance of the
     Company .
<fn3>
 (3) Amounts in this column include contributions made by the Company under the Savings and Employee Stock Ownership Plan (the "KSOP Plan") and
     relocation expenses.  For 1997, all amounts listed are KSOP Plan contributions except for Mr. Mark Gooch ($8,698 KSOP Plan, $5,070 relocation).  For 1996, all amounts listed are KSOP Plan contributions except for Mr. Ronald Holt ($6,060 KSOP Plan, $29,949 relocation).
     Participation in the KSOP Plan is available to any employee of the
     Company or its subsidiaries who has been employed for one year, completed 1,000 hours of service and has attained the age of 21
     ("Participant").  Participants may contribute 1% to 15% of their annual salary and the Company will contribute 50% of the Participant's first
     8% of contributions.  The Company also contributes a base percentage of each  Participants salary as determined annually by  the  Board  of
     Directors.   For  1995,  1996 and 1997, the  Company  made  a  base
     contribution of 4% of the Participant's annual salaries.
                                       6

<fn4>
 (4) Burlin Coleman became Chairman, President and Chief Executive Officer on November 1, 1996. Prior to that date, Mr. Coleman was the Chairman of the Board. For the entire year of 1994, Mr. Coleman served as Chairman and Chief Executive Officer.
<fn5>
 (5) Richard M. Levy resigned as Executive Vice President, Chief Executive
     Officer and Treasurer of the Company effective February 3, 1998.
<fn6>
 (6) Ronald M. Holt was employed by the Company on April 3, 1995.
<fn7>
 (7) Ralph Weickel was employed by the Company on September 13, 1993.
<fn8>
 (8) Mark Gooch was employed by the Company on May 18, 1981 and served as President and CEO of First Security Bank & Trust Co., Whitesburg, KY prior to becoming an executive officer of the Corporation.
<fn9>
 (9) John Shropshire was employed by the Company on October 2, 1995.

   The following table sets forth the information regarding options granted to the named executive officers in 1997.

                  OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                          Potential Realizable
                                                            Value at Assumed
                                                         Annual Rates of Stock
                 Individual Grants                         Price Appreciation
                                                          for Option Term (2)

              Number of
              Securities     Percent
              Underlying    of Total
               Options/   Options/SARs    Exercise
                 SARs      Granted to     or Base
              Granted (1)   Employees      Price   Expiration
    Name          (#)     in Fiscal Year   ($/SH)     Date     5% ($)   10%($)

Jean R. Hale    5,500          7.41%       22.50   1/21/2007   77,826  197,226
                4,656                      22.27   1/21/2007   65,210  165,254

Richard M. Levy 5,500          6.25%       22.50   1/21/2007   77,826  197,226
                3,065                      22.27   1/21/2007   42,927  108,785

Ronald M. Holt  5,500          6.25%       22.50   1/21/2007   77,826  197,226
                3,065                      22.27   1/21/2007   42,927  108,785

Ralph Weickel   2,122          1.55%       22.27   1/21/2007   29,720   75,315

Mark Gooch     22,000         17.93%       22.50   1/21/2007  311,303  788,903
                2,571                      22.27   1/21/2007   36,008   91,252

John Shropshire22,000         17.83%       22.50   1/21/2007  311,303  788,903
                2,424                      22.27   1/21/2007   33,949   86,034

Burlin Coleman      0          0.00%        0.00     N/A       N/A      N/A

(1)Options  granted under the Senior Management  Incentive
   Plan become exercisable in equal 25% installments beginning one year after the date of the grant and become fully exercisable upon a change in control of the Company. Options granted under Management Retention become exercisable after five years and become fully exercisable upon a change in control of the Company. Options expire if not exercised ten years after the date of the grant.
(2)These  amounts, based on assumed appreciation rates  of
   5% and 10% rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Common Stock price. Moreover, these values do not take into consideration the provisions of the options providing for nontransferability, vesting over a period of four years or termination of the options following termination of employment. The amounts shown are pre-tax and assume the options will be held throughout the entire ten year term. Actual gains, if any, are dependent upon the future performance of the Common Stock, as well as the continued employment of the option holder through the vesting periods.

   The following table sets forth the number and value of unexercised options held by the named executive officers of the Company at December
31,  1997.   No  options  or SARs were exercised by  the  named  executive officers during the 1997 fiscal year. No SARs were held by the named executive officers at December 31, 1997.


            AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR-END OPTIONS/SAR VALUES


                             Number of
                             Securities
                       Underlying Unexercised        Value of Unexercised
                          Options/SARs at         In-the-Money Options/SARs
                       Fiscal Year-End (#)       at Fiscal Year-End ($) (1)

    Name           Exercisable  Unexercisable    Exercisable  Unexercisable

Jean R. Hale           11,729      35,191           187,990     395,070

Richard M. Levy           412      31,803             5,342     365,427

Ronald M. Holt            275      31,390             3,561     360,085

Ralph Weickel             550      24,672             5,561     299,141

John Shropshire             0      24,424                 0     211,337

Mark Gooch                  0      24,571                 0     212,639



 (1) Based on the closing price of the Common Stock at December 31, 1997.


                   REPORT OF THE COMPENSATION COMMITTEE

      The principal duties of the Compensation Committee are to review the compensation of executive officers of the Company and make recommendations to the Board for approval. Compensation for executive officers consists of base salary, bonus and stock options under the Option Plan.
      The total compensation package is set at levels the Compensation Committee believes are sufficient to attract and retain qualified executives. It is the goal of the Compensation Committee to hire executives to long-term relationships which will mutually benefit the executive and the Company. The Compensation Committee believes its total compensation package is in line with compensation packages offered by other companies within the Company's peer group of bank holding companies with total consolidated assets of one to three billion dollars. This is not the peer group used to construct the performance graph contained in this proxy statement.
     Bonuses to executive officers are computed under the senior management incentive plan, which is open to all senior executives. The bonuses are based on earnings per share of the Corporation adjusted for modifying factors which are different for each senior executive. This is different from the incentive plan available to other employees which is also based on earnings per share, but without modifying factors.
      Stock options are also computed under the senior management incentive plan, and issued under the Option Plan. Stock options are based on earnings per share adjusted for modifying factors which are different for each senior executive. Stock options are not available to other employees. Stock options may also be issued to senior executives for management retention purposes, which must be approved by the Compensation Committee.
      The salary, bonus and stock options of Terry Coleman, the Chief Executive Officer until November 1, 1996, were computed under the senior management incentive plan and were not tied to stock performance. The salary of Burlin Coleman, the Chief Executive Officer from November 1, 1996 was not tied to stock performance. Burlin Coleman received no bonus or stock options for 1997. The Compensation Committee believes the compensation of the chief executive officer is in line with other companies in its peer group.

      OBRA Deductibility Limitation. The Omnibus Budget Reconciliation Act of 1994 ("OBRA") prohibits the deduction by public companies of compensation of certain executive officers in excess of $1 million, unless certain criteria are met. The Company has determined not to take any action at this time with respect to its compensation plans to seek to meet these criteria.

          Ernest M. Rogers       Brandt Mullins        Nick Cooley


      During 1997 there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Board of Directors' Compensation Committee. Brandt Mullins, who serves on the Compensation Committee, was the President and Chief Operating Officer until his retirement in 1992.

                         COMMON STOCK PERFORMANCE

      The following graph shows the cumulative return experienced by the Company's shareholders during the last five years compared to The NASDAQ Stock Market's National Market and the NASDAQ Bank Index. The graph assumes the investment of $100 on December 31, 1992 in the Company's Common Stock and each index and the reinvestment of all dividends paid during the five year period.


   Comparison of 5 Year Cumulative Total Return among Community Trust Bancorp, Inc., NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks

Fiscal Year Ending December 31
                     1992      1993     1994     1995     1996     1997
Community Trust       100      142      130      99       130      186
Bancorp, Inc.
NASDAQ Stock          100      115      112      159      195      240
Market (U.S.)
NASDAQ Bank Stocks    100      114      114      169      224      377

                 PROPOSAL TO ADOPT 1998 STOCK OPTION PLAN

      The Board of Directors has adopted, and recommends that shareholders approve, the Company's 1998 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan is similar to and is intended to succeed the Company's 1989 Stock Option Plan (the "1989 Plan"), which expires on December 31, 1998. The Board has determined that if the Stock Option Plan is approved by the shareholders, no further options will be granted under the 1989 Plan after such approval.

      The Stock Option Plan became effective upon adoption by the Board of Directors but the Stock Option Plan will be rescinded unless the Stock Option Plan is approved by the shareholders at the Annual Meeting.

      The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by attracting, retaining, and motivating employees who will be responsible for the long term success and development of the Company. The Stock Option Plan provides for the award of stock options to the Company's employees. The principal provisions of the Stock Option Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Stock Option Plan, a copy of which is included with this Proxy Statement as Exhibit A. Terms not defined herein shall have the same meanings as set forth in the Stock Option Plan.

Plan Administration and Eligibility

      The Stock Option Plan will be administered by a committee (the "Committee") composed of two or more "non-employee directors." In administering the Stock Option Plan, the Committee will determine, among other things: (i) individuals to whom grants of options will be made; (ii) the number of shares under any option; (iii) whether any option will be an incentive stock option or a non-qualified option; and (iv) the terms of an option including, but not limited to, a vesting schedule, exercise price, and the length of any option. The Committee may also construe, interpret and correct defects, omissions and inconsistencies in the Stock Option Plan. The Stock Option Plan may also be administered by the entire Board of Directors.

     All full-time employees of the Company, or any subsidiary, partnership or limited liability company in which the Company owns a majority interest, are eligible to receive options under the Stock Option Plan when designated by the Committee. At February 28, 1998, the Company had approximately 740 full-time employees. In selecting employees to receive options under the Stock Option Plan, the Committee will take into consideration such factors as it deems relevant in promoting the purposes of the Stock Option Plan, including the duties of the employees, their present or potential contribution to the success of the Company and their anticipated number of years of active service as employees.

Shares Available for Issuance

      The Stock Option Plan provides that 650,000 shares of Common Stock will be available for the granting of options. The Stock Option Plan also provides for an increase in the number of shares available for the granting of options equal to 10% of any increase in the number of shares of Common Stock outstanding after December 31, 1997 (other than any increase due to the issuance of shares pursuant to the Stock Option Plan or the 1989 Plan). The total number of shares of Common Stock with respect to which stock options may be granted to any individual during any calendar year may not exceed 100,000 shares. The Common Stock subject to the Stock Option Plan will be authorized but unissued shares, which may include previously acquired shares. Pursuant to the Stock Option Plan, the number and kind of shares under option may be appropriately adjusted in the event of certain changes in capitalization of the Company, including stock dividends and splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, spin-offs, split-ups, combinations or exchanges of shares, and certain distributions, and repurchases of shares.

Stock Options

      The Committee may grant stock options to eligible individuals in the form of incentive stock options or non-qualified stock options. All incentive stock options are intended to qualify under section 422 of the
Code. The exercise period for any stock option will be determined by the Committee at the time of grant but may not exceed ten years from the date of grant (five years in the case of an incentive stock option granted to a "Ten-Percent Shareholder" as defined in the Stock Option Plan). The exercise price per share of the Common Stock covered by a stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of an incentive stock option granted to a Ten-Percent Shareholder). The exercise price is payable, at the Committee's discretion, in cash, in shares of already owned Common Stock or in any other reasonable consideration that the Committee may deem appropriate. Stock options will be exercisable in installments as determined by the Committee and as set forth in the employee's option agreement. Each option may be exercised in whole, at any time, or in part, from time to time, after the option becomes exercisable. The Committee may, in its discretion and with appropriate restrictions, authorize any non-qualified stock option to be transferable to the employee's spouse, lineal descendants, a trust or other entity exclusively for the benefit of the employee and such persons.

      If any employee's employment terminates by reason of death or disability, any outstanding stock option will vest fully and be exercisable at any time within one year following the date of death or disability for a non-qualifying stock option and one year following the date of death or disability for an incentive stock option (but in no event beyond the stated term of the option). Upon an employee's retirement, a stock option will be exercisable at any time prior to the end of the stated term of the stock option or one year following the retirement date in the case of a non-qualified stock option and 90 days after retirement in the case of an incentive stock option, whichever is the shorter period, but only to the extent the stock option is exercisable at retirement. Upon termination for any reason other than for cause, any previously vested stock option will be exercisable for the lesser of 90 days or the balance of the stock option's stated term. In the event of termination for cause, all options, whether or not exercisable, will terminate.

Change in Control

      Generally, in the event of a Change in Control (as defined in the Stock Option Plan) of the Company, all outstanding stock options become fully vested and immediately exercisable in their entirety. In addition, if provided in an employee's option agreement, the employee will be permitted to sell the option to the Company generally for an amount equal to the excess of (a) the fair market value of the shares subject to the option over (b) the per share exercise price for such shares.

Amendments and Termination

      The Board may at any time terminate, and from time to time, may amend or modify, the Stock Option Plan. Any such action of the Board may be taken without the approval of the Company's shareholders, but only to the extent that such shareholder approval is not required by applicable tax or regulatory law or regulation, including the By-Laws of the National Association of Securities Dealers, Inc. The Stock Option Plan will terminate ten years from its effective date.

Federal Income Tax Considerations

       The following discussion summarizes the Federal income tax consequences to employees who may receive options under the Stock Option Plan. The discussion is based upon interpretations of the Code in effect as of January 1, 1998 and regulations promulgated thereunder as of such date.

      Non-Qualified Stock Options. The granting of non-qualified stock options does not produce taxable income to the recipient or a tax deduction to the Company. Taxable ordinary income will generally be recognized by the optionee at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of such exercise over the aggregate exercise price. The Company will be entitled to a corresponding Federal income tax deduction. Upon a subsequent taxable disposition of the Common Stock, the optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. To the extent an optionee pays all or part of the exercise price by tendering shares of Common Stock (other than shares acquired pursuant to the exercise of any incentive stock option where the holding period has not yet been met) the tax consequences described above apply except that the number of shares received upon such exercise which is equal to the number of shares surrendered in payment of the exercise price will have the same basis and tax holding period as the shares surrendered. Special rules may apply to an optionee who is subject to Section 16(b) of the Exchange Act ("Section 16(b)").

      Incentive Stock Options. In the case of an incentive stock option, an optionee will not recognize any taxable income at the time of grant and the Company will not be entitled to an income tax deduction. No ordinary income will be recognized by the holder of an incentive stock option at the time of exercise. However, the excess of the fair market value of the Common Stock at the time of exercise over the aggregate exercise price will be an adjustment to alternative minimum taxable income for purposes of the Federal "alternative minimum tax" at the date of exercise.

      If the optionee holds the shares acquired upon exercise of the incentive stock option for the greater of two years after the date the option was granted or one year after the acquisition of the Common Stock, the difference between the aggregate exercise price and the amount realized upon disposition of the Common Stock will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a Federal income tax deduction. If the Common Stock is disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date  of  grant  or  within one year after the date of  exercise:  (i)  the optionee would realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock at the time of exercise or the sales price, whichever is less, over the aggregate exercise price;
(ii) the Company would be entitled to a deduction for such year in the amount of the ordinary income so realized; and (iii) the optionee would realize capital gain in an amount equal to the difference between (a) the amount realized upon the sale of the Common Stock and (b) the exercise price plus the amount of ordinary income, if any, realized upon the disposition. Under proposed Treasury regulations, however, it would appear that where Common Stock which is subject to a substantial risk of forfeiture (which could include stock subject to Section 16(b)) is disposed of in a disqualifying disposition, the relevant date for determining the amount of ordinary income would be the date the restriction lapses, but in no event may such amount be greater than the sales price. Because the regulations are only in proposed form, the results remain unclear. Special rules may apply to an optionee who is subject to Section 16(b).

      Limitations on Company Deductions. Under section 162(m) of the Code, the Company is prohibited from deducting compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company in any year in excess of $1,000,000 per person. However, compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. The Company has structured the Stock Option Plan so that any compensation for which the Company may claim a deduction will be "performance-based compensation" within the meaning of section 162(m) of the Code.

     Under certain circumstances, the acceleration of the exercisability of options or the making of a cash payment in connection with a Change in Control might be deemed to be an "excess parachute payment" for purposes of the golden parachute tax provisions of sections 280G and 4999 of the Code. To the extent it is so considered, the employee may be subject to a 20% excise tax, and the Company may be denied a tax deduction.

New Plan Benefits

      As described above, the selection of employees who will receive options under the Stock Option Plan, upon approval of the Stock Option Plan by the shareholders, and the number and type of options are generally to be determined by the Committee in its discretion. No options have been granted under the Stock Option Plan, nor are any such awards now determinable. Thus, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees in 1998.

     Approval of the Stock Option Plan requires the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK OPTION PLAN. SHARES OF COMMON STOCK COVERED BY PROXIES EXECUTED AND RECEIVED IN THE ACCOMPANYING FORM WILL BE VOTED IN FAVOR OF THE STOCK OPTION PLAN, UNLESS OTHERWISE SPECIFIED ON THE PROXY.



                             INDEPENDENT AUDITORS

      Ernst & Young LLP ("Ernst & Young") has been selected as independent certified public accountants for 1998 by the Audit and Asset Quality Committee, subject to approval of the full Board of Directors .

      Crowe Chizek & Company LLP of South Bend, Indiana ("Crowe Chizek") were the independent certified public accountants for the years ended December 31, 1995, 1994 and 1993. The services rendered to the Company by Crowe Chizek during these years included the audit of annual financial statements, review of the Annual Report and reports filed with the Securities & Exchange Commission, consultation on IRS examinations and consultation with the internal audit staff concerning documentation and testing of internal accounting controls.

      Ernst & Young replaced Crowe Chizek on January 23, 1996. During the two most recent fiscal years and interim period prior to January 23, 1996, there have been no disagreements with Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

      Crowe Chizek's report on the financial statements for the final two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      The decision to change independent certified public accountants was recommended by the Audit and Asset Quality Committee and is subject to approval of the full Board of Directors.

      Neither Crowe Chizek nor Ernst & Young is expected to have a representative present at the meeting.

                           SHAREHOLDER PROPOSALS

     It is currently contemplated that the Company's 1999 Annual Meeting of Shareholders will be held on or about April 27, 1999. In the event that a shareholder desires to have a proposal considered for presentation at the Company's 1999 Annual Meeting of Shareholders and inclusion in the Proxy Statement for such meeting, the proposal must be forwarded in writing to the Secretary of the Company so that it is received no later than November 17, 1998. Any such proposal must comply with the requirements of Rule 14(a)-8 promulgated under the Act.

                               MISCELLANEOUS

     The Board of Directors of the Company knows of no other business to be presented to the Annual Meeting. If other matters should properly come before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. The Board of Directors urges each shareholder who does not intend to be present and to vote at the Annual Meeting to complete, sign and return the enclosed proxy as promptly as possible.


                                   By Order of the Board of Directors




                                   Burlin Coleman
                                   Burlin Coleman
                                   President and Chairman of the Board





                                   Jean R. Hale
                                   Jean R. Hale
                                   Executive Vice President


Pikeville, Kentucky
March 13, 1998

EXHIBIT A.


                       COMMUNITY TRUST BANCORP, INC.

                          1998 STOCK OPTION PLAN

ARTICLE 1.  PURPOSE

     The purpose of this 1998 Stock Option Plan ("Plan") is to advance the interest of Community Trust Bancorp, Inc., a Kentucky corporation ("Company"), and its shareholders by encouraging employees who will largely be responsible for the long-term success and development of the Company. The Plan is also intended to provide flexibility to the Company in attracting, retaining and motivating employees and promoting their efforts on behalf of the Company.

ARTICLE 2.  DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

           (a)  "Board" shall mean the Board of Directors of the Company.

           (b) "Cause" shall mean, unless otherwise defined in an Option Agreement evidencing an Award, a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

           (c) A "Change in Control" shall mean any of the following events:

                (1) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any Person immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) ("Beneficial Ownership and/or Beneficially Owned") of 20% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A Non-Control Acquisition shall mean an acquisition by (i) the Company or any Subsidiary, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

                (2) The individuals who, as of December 31, 1997, are members of the Board ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened election contest (as described in Rule 14a-11 promulgated under the Exchange Act) ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board ("Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

               (3)  Approval by shareholders of the Company of:

                      (A) A merger, consolidation or reorganization involving the Company, unless such is a Non-Control Transaction. For purposes of the Plan, the term "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company in which:

                         (i)  the shareholders of the Company, immediately
before  such  merger, consolidation or reorganization,  own,  directly  or indirectly immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the voting securities of the corporation resulting from such merger or consolidation or reorganization ("Surviving Corporation") over which any Person has Beneficial Ownership in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                          (ii)   the individuals who were members  of  the
Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation; and

                          (iii)   no  Person (other than the Company,  any
Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 20% or more of the then outstanding Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

                     (B) A complete liquidation or dissolution of the Company; or

                    (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                (4) Any other event that the Committee shall determine constitutes an effective Change in Control of the Company.

      Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person ("Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

           (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

           (e)   "Committee" shall mean the committee described in Section
3.1.

           (f) "Disability" shall mean the total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, or, if none, a physical or mental infirmity which the Committee determines impairs the Participant's ability to perform substantially his or her duties for a period of 180 consecutive days.

           (g) "Employee" shall mean an individual who is a full-time employee of the Company, a Subsidiary or a partnership or limited liability company in which the Company or its Subsidiaries own a majority interest.

           (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

           (i) "Fair Market Value" of the Shares shall mean, as of any applicable date, the closing sale price of the Shares on the Nasdaq National Market System or any national or regional stock exchange on which the Shares are traded, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the Nasdaq National Market System or a national or regional stock exchange, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee.

           (j)   "ISOs" shall have the meaning given such term in  Section
6.1.

           (k)   "NQSOs" shall have the meaning given such term in Section
6.1.

           (l) "Option" shall mean an option to purchase Shares granted pursuant to Article 6.

           (m) "Option Agreement" shall mean an agreement evidencing the grant of an Option as described in Section 6.2.

           (n) "Option Exercise Price" shall mean the purchase price per Share subject to an Option, which shall not be less than the Fair Market Value of the Share on the date of grant (110% of Fair Market Value in the case of an ISO granted to a Ten Percent Shareholder).

           (o) "Participant" shall mean any Employee selected by the Committee to receive an Option under the Plan.

           (p)   "Person" shall have the meaning ascribed to such term  in
Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

           (q) "Plan" shall mean this Community Trust Bancorp, Inc. 1998 Stock Option Plan as the same may be amended from time to time.

           (r) "Retirement" shall mean retirement by a Participant in accordance with the terms of the Company's retirement or pension plans.

           (s) "Shares" shall mean the shares of the Company's common stock, par value $5.00 per share.

           (t) "Subsidiary" shall mean, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities, or equity interest is owned directly or indirectly by such company.

           (u) "Ten Percent Shareholder" shall mean an Employee who, at the time an ISO is granted, owns (within the meaning of section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

          (v) Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

      2.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3.  ADMINISTRATION

      3.1 The Committee. The Plan shall be administered by a Committee appointed by the Board consisting of two or more "non-employee" directors of the Company or the entire Board. The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

      3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority to:

          (a)  select Participants to whom Options are granted;

           (b) determine the size and frequency of Options granted under the Plan;

          (c)  determine the terms and conditions of Options;

           (d) cancel or modify, with the consent of the Participant, outstanding Options and grant new Options in substitution therefore;

           (e) accelerate the exercisability of any Options, for any reason;

           (f) construe and interpret the Plan and any agreement or instrument entered into under the Plan;

           (g)  establish, amend and rescind rules and regulations for the
Plan's    administration; and

          (h) amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.

      The Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may delegate its authority as identified hereunder; provided, however, that such delegation is permitted by law and Rule 16b-3 promulgated under the Exchange Act.

     3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding upon all persons, including the Company, its shareholders, Employees, Participants and their estates and beneficiaries.

     3.4 Section 16 Compliance; Bifurcation of Plan. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with
Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board or the Committee, in its discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

ARTICLE 4.  SHARES AVAILABLE UNDER THE PLAN

      4.1 Number of Shares. Subject to adjustment as provided in Section , the number of Shares reserved for issuance upon the exercise of Options and the payment of benefits in connection with Options is 650,000 Shares, plus 10% of any increase (other than any increase due to Shares issued pursuant to the Plan or the Community Bancorp, Inc. 1989 Stock Option
Plan) in the number of authorized and issued Shares in excess of 10,062,487 Shares. Any Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares. If and to the extent an Option shall expire or terminate for any reason without having been exercised in full (including a cancellation and regrant of an Option), or shall be forfeited, the Shares associated with such Options shall again become available for Options under the Plan.

     4.2 Adjustments in Authorized Shares and Outstanding Awards. In the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures, or other change in the corporate structure of the Company affecting the Shares, the Committee may substitute or adjust the total number and class of Shares or other stock or securities which may be issued under the Plan, and the number, class and/or price of Shares subject to outstanding Options, as it determines to be appropriate and equitable to prevent dilution or enlargement of the rights of Participants and to preserve, without exceeding, the value of any outstanding Options; and further provided, that the number of Shares subject to any Option shall always be a whole number. In the case of ISOs, such adjustments shall be made in such a manner so as not to constitute a "modification" within the meaning of section 424(h)(3) of the Code and only to the extent otherwise permitted by sections 422 and 424 of the Code.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

      All Employees are eligible to receive Options under the Plan. In selecting Employees to receive Options under the Plan, as well as in determining the number of Shares subject to, and the other terms and conditions applicable to, each Option, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan, including the duties of the Employees, their present and potential contribution to the success of the Company and their anticipated number of years of active service as employees.

ARTICLE 6. STOCK OPTIONS

      6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Committee may grant Options to Participants at any time and from time to time, in the form of options which are intended to qualify as incentive stock options within the meaning of section 422 of the Code ("ISOs"), Options which are not intended to so qualify ("NQSOs") or a combination thereof. All ISOs must be granted within ten years from the date on which the Plan was adopted by the Board, and may only be granted to employees of the Company or any subsidiary corporation (within the meaning of section 422(f) of the Code). The maximum number of Shares with respect to which Options may be granted to any Participant during any calendar year shall be 100,000, subject to adjustment as provided in Section .

      6.2 Option Agreement. Each Option shall be evidenced by an Option Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option relates and such other provisions as the Committee may determine or which are required by the Plan. The Option Agreement shall also specify whether the Option is intended to be an ISO or a NQSO and shall include such provisions applicable to the particular type of Option granted.

      6.3 Duration of Options. Each Option shall expire at such time as is determined by the Committee at the time of grant; provided, however, that no Option shall be exercised later than the tenth anniversary of its grant (fifth anniversary in the case of an ISO granted to a Ten Percent Shareholder).

     6.4 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve at the time of grant, which need not be the same for each grant or for each Participant. Except as provided in Section 6.6, however, in no event may any Option become exercisable within six months of the date of grant in the case of any Participant subject to section 16(b) of the Exchange Act. Subject to the foregoing sentence, the Committee may accelerate the exercisability of any Option. Options shall be exercised, in whole or in part, by delivery to the Company of a written notice of exercise, setting forth the number of Shares with respect to which the Option is to be exercised and accompanied by full payment of the Option Exercise Price and all applicable withholding taxes.

     6.5 Payment of Option Exercise Price. The Option Exercise Price for Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise either (a) in cash in the form of currency or other cash equivalent acceptable to the Company, (b) by tendering Shares having a Fair Market Value (determined as of the close of the business day immediately preceding the day on which the Option is exercised) equal to the Option Exercise Price (provided, however, that in the case of a Participant subject to section 16(b) of the Exchange Act, such Shares have been held by the Participant for at least six months prior to their tender), (c) any other reasonable consideration that the Committee may deem appropriate or (d) by a combination of the forms of consideration described in (a), (b) and (c) of this Section . The Committee may permit the cashless exercise of Options as described in Regulation T promulgated by the Federal Reserve Board, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

      6.6 Vesting Upon Change in Control. Upon a Change in Control, any then outstanding Options held by Participants shall become fully vested and immediately exercisable. Furthermore, if provided in an Option Agreement, the Participant shall have the right to sell the Option back to the Company for an amount generally equal to the excess of the Fair Market Value of the Shares subject to the Option over the Option Exercise Price.

      6.7 Termination of Employment. If the employment of a Participant is terminated for Cause, all then outstanding Options of such Participant, whether or not exercisable, shall terminate immediately. If the employment of a Participant is terminated for any reason other than for Cause, death, Disability or Retirement, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by such Participant or such Participant's personal representative at any time prior to the expiration date of the Options or within 90 days after the date of such termination of employment, whichever is earlier. In the event of the Retirement of a Participant, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by the Participant (a) in the case of NQSOs, within one year after the date of Retirement and (b) in the case of ISOs, within 90 days after Retirement; provided, however, that no such Options may be exercised on a date subsequent to their expiration. In the event of the death or Disability of a Participant while employed by the Company or a Subsidiary, all then outstanding Options of such Participant shall become fully vested and immediately exercisable, and may be exercised at any time (a) in the case of NQSOs, within one year after the date of death or determination of Disability and (b) in the case of ISOs, within one year after the date of death or determination of Disability; provided, however, that no such Options may be exercised on a date subsequent to their expiration. In the event of the death of a Participant, the Option may be exercised by the person or persons to whom rights pass by will or by the laws of descent and distribution, or if appropriate, the legal representative of the deceased Participant's estate. In the event of the Disability of a Participant, Options may be exercised by the Participant, or if such Participant is incapable of exercising the Options, by such Participant's legal representative.

      6.8 Transferable Options. The Committee may, in its discretion by appropriate provision in the Participant's Option Agreement, authorize all or a portion of any NQSOs granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Participant and/or his Immediate Family Members, or (iii) a partnership or limited liability company in which such Participant and/or his Immediate Family Members are the only partners or members, as applicable; provided that (a) there may be no consideration for any such transfer, (b) the Option Agreement must expressly provide for transferability in a manner consistent with this
Section 6.8 and (c) subsequent transfers of transferable NQSOs shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such NQSOs shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Article (excluding Section ) the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment as set forth in Section shall continue to be applied with respect to the original Participant. Any transferred NQSOs shall be exercisable by the transferee only to the extent, and for the periods, specified in the Option Agreement.

      6.9 Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted Option from a Participant by mutual agreement before such Option has been exercised by payment to the Participant of an amount equal to the amount by which (i) the Fair Market Value of the Shares subject to the Option on the date immediately preceding the date of repurchase exceeds (ii) the Option Exercise Price of such Shares.

ARTICLE 7. AMENDMENT, MODIFICATION AND TERMINATION

      7.1 Effective Date. The Plan shall become effective upon adoption by the Board. The Plan shall be rescinded and all Options granted hereunder shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Shares present or represented and entitled to vote on the Plan at a shareholders' meeting.

      7.2 Termination Date. The Plan shall terminate on the earliest to occur of (a) the tenth anniversary of the adoption of the Plan by the Board, (b) the date when all Shares available under the Plan shall have been acquired pursuant to the exercise of Options, or (c) such other date as the Board may determine in accordance with Section .

      7.3 Amendment, Modification and Termination. The Board may, at any time, amend, suspend or terminate the Plan or any portion thereof provided that (a) no amendment shall be made without shareholder approval if such approval is necessary to satisfy any applicable tax or regulatory law or regulation and the Board determines it is appropriate to seek shareholder approval, and (b) upon or following a Change in Control no amendment may adversely affect the rights of any person in connection with a previously granted Option.

      7.4 Awards Previously Granted. No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Option without the written consent of the Participant holding such Option.

ARTICLE 8. NON-TRANSFERABILITY

      Except as expressly provided in the Plan, a Participant's rights under the Plan may not be assigned, pledged or otherwise transferred other than by will or the laws of descent and distribution. Except as expressly provided in the Plan, during a Participant's lifetime, an Option may be exercised only by such Participant.

ARTICLE 9. NO GRANTING OF EMPLOYMENT RIGHTS

      Neither the Plan, nor any action taken under the Plan, shall be construed as giving any Employee the right to become a Participant, nor shall an Option under the Plan be construed as giving a Participant any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise, a Participant's employment at any time, with or without Cause, except as may otherwise be provided by any written agreement between the Company and the Participant.

ARTICLE 10. WITHHOLDING

      10.1 Tax Withholding. A Participant shall remit to the Company an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA and Medicare obligation) required by law to be withheld with respect to any exercise or payment made under or as a result of the Plan.

     10.2 Share Withholding. If the Company has a withholding obligation upon the issuance of Shares under the Plan, a Participant may, subject to the discretion of the Committee, elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the withholding tax is to be determined equal to the amount required to be withheld under applicable law. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Section or impose such other restrictions or limitations on such elections as may be necessary to ensure that such elections will be exempt transactions under section 16(b) of the Exchange Act.

ARTICLE 11. INDEMNIFICATION

      No member of the Board or the Committee, nor any officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

ARTICLE 12. SUCCESSORS

      All obligations of the Company with respect to Options granted under the Plan shall be binding on any successor to the Company, whether the existence of such successor is a result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 13. GOVERNING LAW

      To the extent not preempted by Federal law, the Plan, and all agreements under the Plan, shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky without regard to its conflict of laws rules. Furthermore, the Plan and all Option Agreements relating to ISOs shall be interpreted so as to qualify as incentive stock options under the Code.
      IN WITNESS WHEREOF, this Community Trust Bancorp, Inc. Incentive Stock Option Plan has been executed by the Company as of the 27th day of January, 1998, being the date the Plan was adopted by the Board.


                                 COMMUNITY TRUST BANCORP, INC.

                                 By:Burlin Coleman
                                 Burlin Coleman
                                 Title: Chairman of the Board,
                                 President and Chief Executive
                                 Officer